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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

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

[...]    Preliminary Proxy Statement
[   ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[X]      Soliciting Material Pursuant to Section 240.14a-12
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                               ANIMAS CORPORATION
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


        1)       Title of each class of securities to which transaction applies:

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        2)       Aggregate number of securities to which transaction applies:

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        3)       Per unit price or other underlying value of transaction
                 computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        4)       Proposed maximum aggregate value of transaction:

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        5)       Total fee paid:

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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

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         2)       Form, Schedule or Registration Statement No.:

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         4)       Date Filed:

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The following is the text of a memorandum distributed by Animas Corporation on
December 16, 2005.

                                  Employee FAQs

1. How does this merger benefit Animas?

          - The J&J name and reputation will help Animas sell product for those unfamiliar with Animas.
          -    The merger will allow Animas to become an even stronger company.
          - The synergy between LifeScan and Animas will allow us to more effectively address the needs of patients and prescribers.

2.   Will J&J keep the West Chester facility?
     Will there be any lay-offs as a result of this merger?
     If there are going to be lay-offs, will there be severance?
     Will manufacturing continued to be done here?
     Will PAD continue to be done here? Will Pump Support continue to be done here?
     Will Billing & Collections (AR) continue to be done here? Etc, etc...

          -    Yes, we will keep the West Chester Facility
          -    There will be no layoffs as a result of this merger.
          - All the operations we ran before from the West Chester facility will continue to run through this facility. After the close of this transaction, a joint integration team will address headcount questions. It is important to understand that this initiative is about growth and competitiveness, with the intent being that the opportunities created will far outweigh any potential reductions.

3.   Will our hours of operation remain the same?

          -    Yes

4.   Will the ANIMAS practice of year end bonuses continue for 2005?

          - The end of the year bonuses for 2005 will be the same as in other years. As always, bonuses are dependent upon both the Company's performance and your performance.

5.   Will our service time count/convert to J&J time?

          -    See Question #23.

6.   Will J&J merge Animas with LifeScan?

          - Animas will continue as a stand-alone organization, but will report into Eric Milledge, Company Group Chairman of LifeScan.

7. Will Animas continue as "Animas"? Are they purchasing all assets? All Animas Companies?

          - Yes, Animas will continue as Animas. J&J is purchasing the entire company, including all subsidiaries.

8.   Will our corporate culture change? And if so, how?

          - The corporate culture should stay the same. Eric Milledge has made it clear he wishes the same entrepreneurial spirit to continue.

          - Furthermore, J&J firmly supports and believes in our focus-on-the-patient culture of Animas.

9.   Will our customers/patients be affected? And if so, how?

          - They should not be affected, other than knowing that we are now part of the J&J family of companies
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10.  Will there be opportunities to advance into/through LifeScan and/or J&J?

          -    Yes.

11. Will Animas continue to sell through our international distributors? Or does LifeScan have international distribution (LifeScan company locations or distributors?)

          -    There are no plans to make changes at this point.

12.  What systems will integrate? (Billing?)

          -    The integration team will work on this

13.  Will there be new management brought in?

          - There are no plans to make any management changes; however, as before as the needs of the organization evolve and require new skills of management, there may be some changes.
          - Kathy Crothall has agreed to stay on for the first six-months after the merger to allow a successful transition.

14.  What happens to my Animas options?

          -    Your options will vest immediately at closing.
          - You will receive the difference of $24.50, the price per share that J&J is paying for Animas and the exercise price of your option.
          - If for example, you had a stock option for 100 shares with an exercise price of $15.50, you would receive $900.

15.  Will I be able to sell these options or will there be a "black-out" period?

          - You can exercise the options that have vested in accordance with our existing policies. You'll have to wait on your unvested options until the transaction is completed.

16.  Will J&J give me options?

          - J&J offers various incentive compensation programs, depending upon job position and level of responsibility.
          - Your supervisor, in conjunction with our Human Resources Department, will discuss with you, sometime before closing, any change to your compensation program.
          -    See Question #29.

17.  Will we see more cooperation between LifeScan and Animas?

          -    Yes, on both marketing programs as well as development programs.

18.  Will we see a combo meter & pump product?

          - We will be investigating how to better integrate pumps and meters to make the management of diabetes easier and less intrusive.

19.  Will my health benefits change?

          -    Yes, but we do not yet know when.
          - It is J&J's intent to transition Animas employees into the J&J employee benefit plans, including Pension, 401k and health care coverage. The timing of this transition has not yet been determined, but will be communicated as soon as available.

20.  What are the LifeScan pay periods? Weekly, bi-weekly, semi-monthly?

          -    We'll be communicating these details later.
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21.  Will ANIMAS transition to LifeScan benefits. If yes, when?

          -    Yes, but we do not yet know when.
          -    See Question #19.

22.  What will happen to our Employee Stock Purchase Plan?

          -    We'll be communicating these details later.

23. Will LifeScan continue to administer the ANIMAS 401k Plan independently; will they terminate the plan, or roll our plan into theirs? Does LifeScan have a 401K? Do they match contributions? If so, what percent and what vesting schedule?

          -    We'll be communicating these details later.
          - J&J will schedule a meeting for all Animas employees where representatives will be available to discuss the J&J benefit plans and the transition from Animas benefits into J&J's. The timing of this meeting is to be determined, but we anticipate that the meeting will occur during the first quarter of 2006.

24.  Do they have a Pension Plan and if so, will we be eligible?

          -    We'll be communicating these details later. See Question #19.

25. What is their Time Off Policy? (vacation, holiday, personal, sick) Will Animas adopt their policy?

          -    We'll be communicating these details later.
          - This issue will be discussed during the employee meeting, being planned by J&J.

26. What are the health and welfare benefits offered by LifeScan? Medical, dental, LTD, STD, Flex Spending?

          -    We'll be communicating this to you later.
          -    See Question #23.

27.  What is the employee cost for benefits?

          -    We'll be communicating this to you later.
          -    See Question #23.

28. What will happen to the ANIMAS supplemental benefits like tuition reimbursement, travel/mileage and auto reimbursement programs?

          -    We'll be communicating this to you later.
          -    See Question #23.

29. Are the LifeScan pay rates or grades the same as ANIMAS? If higher or lower than ours?

          - We'll be communicating this to you later. Representatives from J&J and Animas will be reviewing each Company's compensation programs. Both J&J and Animas management will ensure that compensation will be attractive, competitive and reward performance. Details will be communicated at a later date.

30. What is LifeScan's performance/salary review policy? Merit or cost of living increases?

          -    We'll be communicating this to you later. See Question #29.

31. What other compensation/bonus/incentive plans will ANIMAS employees be eligible for?

          -    We'll be communicating this to you later. See Question #29.

32. Will I see significant change in my compensation package (salary, bonus, etc)?

          -    We'll be communicating this to you later. See Question #29.
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33.  Will we still keep our same R&D projects, including the MicroPump and
     GlucoWatch?

          - We will continue with our same R&D projects, including the MicroPump and GlucoWatch.

34.  Will we still keep our same focus on customer service and on the patients?

          - LifeScan shares our passion towards diabetes and doing what's best for the patient.
          - One of the reasons we chose to merge with J&J is their strong ethics and sense of corporate responsibility, particularly to the patient.
          - One of the reasons LifeScan wanted to merge with Animas is our focus on customer service and the patient.

35.  When will this transaction go through?

          - The deal requires the approval/ review by two US government branches: the Securities & Exchange Commission and the Federal Trade Commission, as well as the shareholders of Animas.
          - We are highly confident that both the government, as well as the Animas shareholders will approve the transaction.
          - We expect for this transaction to occur in the first quarter of 2006.

36. Will we be in a stand-still with respect to new hiring, starting new projects, etc. between now and the time the transaction goes through?

          - By and large, business will continue as normal between now and closing
          - There will be transition teams on both the Animas side and the LifeScan/ J&J side to ensure a smooth transition once closing occurs.
          -    Jim McGee will head up the transition team on the Animas side.

37.  Will there be more money spent on marketing activities?

          - We will be working closely with LifeScan to develop a marketing budget and plan.

38. Can I expect my territory to be reduced as a result of this transaction? (TMs Only)

          -    The Animas sales force will remain as an autonomous sales force
          - The integration team will be working to develop a plan to leverage the sales and marketing capabilities of both organizations to accelerate growth.

39. Can I expect the commission plan to change as a result of this transaction? (TMs Only)

          - We are still developing our commission plan for next year, however, Animas, Lifescan, and J&J management all recognize that a good commission program is vital to retaining an effective sales force.

40.  Will we drop some of our present vendors, such as UnoMedical, PMP, etc.?

          -    There are no plans to drop our present vendors.
          - In particular, we regard UnoMedical, PMP, Beyonics, and ... as our partners.

41.  Where will we see changes?

          - Remember that J&J is a decentralized company with individual operating companies making their own operating decisions.

42. What should we tell customer / patients that have questions about the merger?

          -    Please see Talking Points for Customers.
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43.  Who do I contact if I have additional questions about the merger?

          -    Your supervisor or Tom Dyroff.

This material is not a substitute for the proxy statement Animas Corporation will file with the Securities and Exchange Commission. You are urged to read the proxy statement, when it becomes available, because it will contain important information. The proxy statement and other documents, which will be filed by Animas with the Securities and Exchange Commission, will be available free of charge at the SEC's website, www.sec.gov, or by visiting Animas's website at www.animascorp.com.

Animas and certain of its directors, executive officers and certain other members of its management may be deemed to be soliciting proxies from Animas's stockholders in connection with the proposed transaction. You may obtain a detailed list of names, affiliations and interests of Animas participants in the solicitation of proxies of Animas's stockholders by reading the proxy statement when it becomes available.